                                                                   Exhibit 10.19

             SECURITY AGREEMENT & DEPOSIT ACCOUNT CONTROL AGREEMENT

     THIS AGREEMENT, made this 16th day of December, 2005, by and among FIRST NATIONAL BANK OF OMAHA (hereinafter called "SECURED PARTY"), RED TRAIL ENERGY, LLC, a North Dakota limited liability company (hereinafter called "DEBTOR"), and BANK OF NORTH DAKOTA ("DEPOSITARY BANK"), a bank organized under the laws of North Dakota, whose mailing address is P.O. Box 5509, Bismarck, ND 58506-5509.

                                   WITNESSETH:

     1. DEBTOR warrants that DEBTOR'S only place of business is the address appearing following DEBTOR'S signatures. DEBTOR will promptly notify SECURED PARTY, in writing, of any change in the location of any place of business, or the establishment of any new place of business.

     2. For valuable consideration, receipt of which is hereby acknowledged, DEBTOR hereby grants to the SECURED PARTY a security interest in the following property (hereinafter called the "COLLATERAL").

          A. A certain deposit account numbered 4502569 in the name of DEBTOR, established at DEPOSITARY BANK on behalf of DEBTOR. DEBTOR agrees to maintain a minimum amount in the account of Two Hundred Fifty Thousand Dollars ($250,000.00) but said account balance shall not exceed Five Hundred Thousand Dollars ($500,000.00) at any time. If said account balance exceeds Five Hundred Thousand Dollars ($500,000.00), DEBTOR shall transfer the excess funds to an account established at the banking offices of SECURED PARTY.

          B. Each and every deposit account now or hereinafter identified to or becoming a part of the account hereinabove set out, and all monies or funds now or hereinafter identified to or becoming a part of said account above set out.

     3. The COLLATERAL secures several Promissory Notes dated December 16, 2005, in the aggregate amount of Fifty Eight Million Seven Hundred Eleven Thousand Seven Hundred Forty Dollars ($59,711,740.00), plus interest accruing thereon; and all prior, contemporaneous and future debts owed to the SECURED PARTY by the DEBTOR, whether originally owned or transferred to the SECURED PARTY.

     4. DEBTOR does hereby grant to the SECURED PARTY such control of the above set out account and money which is a "deposit account" within the meaning of the Nebraska Uniform Commercial Code Section 9-102(a)(29) and similar statutes which may govern any aspect of this transaction.

     5. DEBTOR may acquire assets to be identified to or become a part of the above set out account. None of the COLLATERAL may be pledged or otherwise hypothecated without the prior written consent of SECURED PARTY.

     6. The DEBTOR warrants that there are no adverse claims to the COLLATERAL.

     7. Hereinafter, DEPOSITARY BANK shall hold the account and any monies on behalf of the SECURED PARTY, and such retention of possession thereof by DEPOSITARY BANK shall constitute possession of the account by the SECURED PARTY.

     8. It is agreed and understood that DEPOSITARY BANK does not represent that any valid security interest exists in the account and the assets in the account and DEPOSITARY BANK shall have no ongoing responsibility for ensuring that a valid security interest exists in favor of the SECURED PARTY.

     9. DEPOSITARY BANK shall send to SECURED PARTY at the following address monthly statements of the above account: First National Bank of Omaha, 1620 Dodge St. STOP 1050, Omaha, NE 68197-1050, Attention: Natalie E. Mason.

     10. REMEDIES. If total or partial default is made in the payment at maturity of any sum (principal or interest), at any time secured hereby, or if default is made in the performance of any obligation imposed upon the DEBTOR hereunder, or by any document, instrument or thing executed by the DEBTOR in connection with any debt or obligation secured hereby, or hereafter secured hereby; or if any of the representations or warranties of the DEBTOR made in connection with this transaction shall prove false; or if any proceeding is instituted by or against the DEBTOR under provisions of the Bankruptcy Code, or any other insolvency law; or if the SECURED PARTY shall reasonably at any time deem its rights hereunder insecure, then, in any of such events, the holder of this security interest may, at its option, declare the entire indebtedness secured hereby (with all interest secured hereunder) to be immediately due and payable. In such event, DEPOSITARY BANK, upon written notice from the SECURED PARTY of the default and of the amount of debt in default, shall immediately proceed to relinquish all monies in or identified to the account and pay the amount of the debt to the SECURED PARTY. In such an event, the SECURED PARTY may also enforce all remedies available to it afforded under the Uniform Commercial Code, or otherwise authorized by law, or at equity, or given in this instrument, or any other document, instrument or thing executed by the DEBTOR in connection with any debt or obligation secured hereby or hereinafter secured hereby. Such remedies may be pursued contemporaneously, or otherwise.

     11. All rights of the SECURED PARTY will inure to the benefit of its successors and assigns.

     SIGNED IN TRIPLICATE and delivered on the date first above written, the DEBTOR hereby acknowledging receipt of a copy of this Agreement.

SECURED PARTY: First National Bank of Omaha


By: /s/ Natalie E. Mason
    ---------------------------------
Its Commercial Loan Officer
DEBTOR: Red Trail Energy, LLC


By: /s/ Ambrose R. Hoff
    ---------------------------------
Its President

And


By: /s/ William DuToit
    ---------------------------------
Its Treasurer

DEBTOR's Address: Red Trail Energy, LLC
                  P.O. Box 11
                  Richardton, North Dakota 58652
                  Attention: Ambrose Hoff

DEPOSITARY BANK: Bank of North Dakota


BY: /s/ Dale Eberle
    ---------------------------------
Its SVP & Cashier

                          ACKNOWLEDGMENT AND AGREEMENT

     THE UNDERSIGNED, Bank of North Dakota, does hereby acknowledge receipt of an executed copy of the above and foregoing Security Agreement, and does hereby agree to be bound by the agreement and does adopt and publish to the SECURED PARTY the warranties provided therein.

     EXECUTED the 16th day of December, 2005.

                                        BANK OF NORTH DAKOTA


                                        By: /s/ Dale Eberle
                                            ------------------------------------
                                        Its SVP & Cashier


ATTEST:


/s/ Lynda Doll
-------------------------------------

RED TRAIL ENERGY, LLC

12/14/2005

BANK OF NORTH DAKOTA DEPOSITS

                         5/12/2004   $   531,000.00
                         5/20/2004   $   731,000.00
                         5/26/2004   $   645,700.00
                          6/2/2004   $   780,000.00
                          6/3/2004   $   275,500.00
                         6/10/2004   $   566,000.00
                         6/22/2004   $ 1,821,000.00
                          7/2/2004   $ 1,437,000.00
                          7/9/2004   $   700,000.00
                         7/27/2004   $ 1,060,000.00
                          8/5/2004   $   915,000.00
                         8/18/2004   $   599,764.00
                          9/7/2004   $   479,963.00
                        10/12/2004   $   590,000.00
                        10/27/2004   $   485,559.00
                         11/9/2004   $   900,000.00
                         12/6/2004   $ 1,422,000.00
                        12/16/2004   $   672,800.00
                        12/22/2004   $   390,000.00
                        12/28/2004   $   770,150.00
                          1/4/2005   $   775,909.00
                          1/6/2005   $   905,200.00
                          2/1/2005   $ 1,114,278.00
                         2/10/2005   $   781,100.00
                         2/25/2005   $ 1,203,000.00
                          3/9/2005   $ 1,523,145.58
                         3/14/2005   $   856,500.00
                         3/29/2005   $ 1,599,506.00
                         3/30/2005   $   830,377.12
                          4/4/2005   $   712,000.00
                         4/12/2005   $   601,713.28
                         4/25/2005   $   512,589.26
                          6/3/2005   $   130,000.00
                         6/16/2005   $   145,000.00
                         7/15/2005   $   383,500.00
                          8/4/2005   $    50,000.00
                         8/18/2005   $   128,412,00
                         9/21/2005   $   625,143,00
                         9/28/2005   $   893,500,00
                         11/2/2005   $   166,956.00
                        11/10/2005   $   134,400.00
                        11/29/2005   $    50,000.00   DL's Quoted Total 12/9/05   Variance
                         12/9/2005   $    55,000.00
                                     --------------
                                     $29,949,665.24   $29,859,665.24              $90,000.00
Refund 2/4/05 (Death)                   ($30,000.00)
Bad Check                               ($60,000.00)
                                     --------------
Total Equity                         $29,859,665.24

BND INTEREST
                         5/31/2004   $       363.71
                         6/30/2004   $     1,869.69
                         7/31/2004   $     3,863.11
                         8/31/2004   $     5,668.74
                         9/30/2004   $     6,195.26
                        10/31/2004   $     7,425.67
                        11/30/2004   $     8,062.22
                        12/31/2004   $    13,555.69
                         1/31/2005   $    17,741.23
                         2/28/2005   $    19,208.90
                         3/31/2005   $    26,612.69
                         4/30/2005   $    30,469.85
                         5/31/2005   $    32,314.78
                         6/30/2005   $    31,309.82
                         7/31/2005   $    36,483.67
                         8/31/2005   $     4,162.44
                         9/30/2005   $       576.16
                        10/31/2005   $     1,651.86
                         11/4/2005   $       236.78
                        11/30/2005   $       848.17
                                     --------------
                                     $   248,620.44

FN CAPITAL MARKETS INTEREST
                         8/31/2005   $    48,751.47
                         9/15/2005   $    26,541.67
                         9/30/2005   $    65,369.22
                        10/31/2005   $    81,788.26
                        11/30/2005   $    86,257.90
                                     --------------
                                     $   308,708.52   Total Interest   $557,328.96
SEED CAPITAL - BREMER BANK
                                     $ 1,200,000.00   Confirmed by Bremer Bank Statements

GRANT FUNDS (EXPECTING $500M TOTAL: $350M FOR LIGNITE GRANT, WILL BE RECEIVED AFTER RECEIPT OF $:
                          1/9/2004   $   100,000.00   Confirmed by Bremer Bank Statements - Ag Products Utili
                          2/7/2005   $    50,000.00   Confirmed by Bremer Bank Statements - Ag Products Utili
                                     --------------
                                     $   150,000.00
                                     $   350,000.00   Remaining Grant Funds - Comes in After $2.7MM State
                                     --------------
                                     $   500,000.00

EQUITY RECEIVABLE       12/13/2005 All Checks in the Bank of North Dakota by January 15, 20
State Money                          $ 2,700,000.00
Bachmeier Farms                      $ 1,000,000.00
Mike Appert                          $   720,000.00
Bachmeier Farms                      $   215,000.00
Burton Hoovestol                     $   400,000.00
Ron Heller                           $    10,000.00
Roger Hoovestol                      $    30,000.00
DeEII Hoff                           $    10,000.00

Gross Family Farms                   $   200,000.00
Gene Rudolph                         $    20,000.00
Karen Saxosky                        $     7,202.57
Shawn Franek                         $    10,000.00
                                     --------------
                                     $ 5,322,202.57
                                     --------------
TOTAL EQUITY & GRANTS                $37,439,196.77
                                     ==============
SUB DEBT                             $ 5,525,000.00   ICM, Greenway & Fagen
EQUITY & SUB-DEBT                    $42,964,196.77   44%
SENIOR DEBT                          $55,211,740.00
                                     --------------
TOTAL PROJECT COST                   $98,175,936.77
                                     ==============